Rule 497(e)
                                                           File Nos. 2-80886 and
                                                                       811-03626

                               Citizens Funds(R)
                         Citizens Emerging Growth Fund
                      Citizens Small Cap Core Growth Fund
                             Citizens Balanced Fund


                  Prospectus Supplement Dated October 24, 2003
                      To Prospectus Dated August 29, 2003


The second sentence of the first paragraph of the section of the prospectus entitled "Funds -- Citizens Emerging Growth Fund -- Main Strategies" is deleted and replaced with the following information:

         During normal market conditions we invest at least 65% of the fund's net assets in stocks of U.S. companies that are between $1 billion and $10 billion in market capitalization at the time of purchase.

The second sentence of the first paragraph of the section of the prospectus entitled "Funds -- Citizens Small Cap Core Growth Fund -- Main Strategies" is deleted and replaced with the following information:

         During normal market conditions we invest at least 80% of the fund's net assets in stocks of U.S. companies that, when purchased, are within the range of the Russell 2000 Growth Index as measured by market capitalization. (As of June 30, 2003, this meant a range of about $70 million to $1.75 billion.)

The first sentence of the third paragraph of the section of the prospectus entitled "Funds -- Citizens Balanced Fund -- Main Strategies" is deleted and replaced with the following information:

         We typically invest the fixed-income portion of the fund in corporate debt (including high-yield "junk" bonds) and government debt with maturities ranging from 2 to 30 years, with the goal of maintaining a weighted average maturity between 3 and 15 years during normal market conditions.